EXHIBIT 99.1

RPX Announces Third Quarter 2016 Financial Results

SAN FRANCISCO – November 3, 2016 – RPX Corporation (NASDAQ: RPXC), the leading provider of patent risk management and discovery management solutions, today announced its financial results for the third quarter ended September 30, 2016.

"We had a solid third quarter with strong cash flow," said John Amster, CEO of RPX Corporation. "Revenue in our patent risk and discovery businesses was in line with expectations. We had an active quarter of patent acquisitions, while carefully controlling our operating costs. As we integrate the two businesses, we continue to assess new opportunities to provide services that can enhance the operational efficiency of corporate legal departments.”

Summary Results for the Third Quarter of 2016

Total revenue was $88.5 million, compared to $68.2 million in the third quarter of 2015.

•	Subscription revenue from patent risk management services - including insurance - was $62.4 million, compared to $68.2 million in the prior year period.

•	Discovery services revenue was $18.0 million.

•	Fee-related revenue was $8.1 million.

GAAP net income for the third quarter was $8.1 million or $0.16 per diluted share, compared to $7.8 million or $0.14 per diluted share in the third quarter of 2015.

Non-GAAP net income for the third quarter, which excludes stock-based compensation, the amortization of acquired intangibles, fair value adjustments on deferred payment obligations, gains on extinguishment of deferred payment obligations, realized losses on exchange of short-term investments, and their related tax effects, was $12.7 million or $0.25 per diluted share, compared to $10.6 million or $0.19 per diluted share in the third quarter of 2015.

Non-GAAP Adjusted EBITDA less Net Patent Spend, the Company's preferred measure of adjusted pre-tax free cash flow, was $27.3 million in the third quarter of 2016.

RPX's patent risk management client network included 328 clients, including insurance clients, as of September 30, 2016.

Net patent acquisition spend during the quarter totaled $34.8 million, and included 23 patent transactions.

As of September 30, 2016, RPX had cash, cash equivalents and short-term investments of $182.7 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change. Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the fourth quarter of fiscal 2016:

Subscription and Discovery revenue[1]	$81 - $85 million
Fee-related revenue	$1 million
Total revenue	$82 - $86 million
Operating income (non-GAAP)	$12 - $15 million
Net income (non-GAAP)	$7 - $10 million
Total adjusted EBITDA (non-GAAP)	$51 - $55 million
Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	50 million

The Company provided the following business outlook for the full year 2016:

Subscription revenue[1]	$255 - $257 million
Discovery revenue	$67 - $69 million
Fee-related revenue	$11 million
Total revenue	$333 - $337 million
Cost of revenue (non-GAAP)	$194 - $196 million
SG&A (non-GAAP)	$75 - $77 million
Operating income (non-GAAP)	$61 - $64 million
Net income (non-GAAP)	$37 - $40 million

RPX adjusted EBITDA (non-GAAP)	$203 - $205 million
Discovery adjusted EBITDA (non-GAAP)	$19 - $21 million
Total adjusted EBITDA (non-GAAP)	$222 - $226 million
Net patent spend	$115 - $120 million
Adjusted EBITDA less net patent spend (non-GAAP)	$102 - $110 million

Effective tax rate (non-GAAP)	37%
Weighted-average diluted shares outstanding	51 million

The Company provided the following supplemental information regarding amortization expense for the full year 2016:

Amortization of patent assets acquired through December 31, 2015	$136.3 million
Amortization of patent assets to be acquired during fiscal 2016	$21 - $23 million
Total amortization of patent assets	$157 - $159 million

Amortization of Inventus's acquired intangible assets[2]	$8 - $9 million
Other intangible amortization expenses[2]	$1.3 million
 ————————

[1]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to its insurance business.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

The above outlook is forward-looking. Actual results may differ materially. The Company is not able, at this time, to provide a forward-looking reconciliation to GAAP outlook for the non-GAAP financial metric outlook it has provided above for the fourth quarter and full year 2016 because of the difficulty of estimating certain items that are excluded from the non-GAAP financial metrics, including those items listed in "Use of Non-GAAP Financial Information" below, the effect of which may be significant. Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on November 3, 2016. Parties in the United States and Canada can access the call by dialing 1-800-768-6570, using conference code 5299868. International parties can access the call by dialing 1-785-830-1942, using conference code 5299868.

The conference call will be webcast and investors will be able to access the webcast and slide presentation from the "Investor Relations" section of the company's website at www.rpxcorp.com. A replay of the webcast will be available online at the aforementioned website following the conclusion of the conference call.

About RPX

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk management and discovery management solutions. Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company's pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents and patent rights, RPX helps to mitigate and manage patent risk for its growing client network.

As of September 30, 2016, RPX had invested over $2 billion to acquire more than 16,400 US and international patent assets and rights on behalf of nearly 330 clients in eight key sectors: automotive, consumer electronics and PCs, E-commerce and software, financial services, media content and distribution, mobile communications and devices, networking, and semiconductors.

RPX subsidiary Inventus is a leading international discovery management provider focused on reducing the costs and risks associated with the discovery process through the effective use of technology solutions. Inventus has been providing litigation support services to corporate legal departments, law firms and government agencies since 1991.

Use of Non-GAAP Financial Information

This news release dated November 3, 2016 contains non-GAAP financial measures. Tables are provided in this news release that reconcile the historical non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP operating income, non-GAAP other income (expense), net, non-GAAP net income, non-GAAP adjusted EBITDA, non-GAAP net income per share, and non-GAAP adjusted EBITDA less net patent spend.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from some or all of its its non-GAAP operating results (1) stock-based compensation expenses (inclusive of related employer payroll taxes), (2) the amortization of acquired intangible assets (other than patents), (3) fair value adjustments on deferred payment obligations, (4) gains on extinguishment of deferred payment obligations, (5) realized losses on exchange of short-term investments, and (6) their related tax effects.

Management uses these non-GAAP measures to evaluate the Company’s financial results and trends, allocate internal resources, prepare and approve our annual budget, develop short- and long-term operating plans, assess the health of our business and determine company-wide incentive compensation. Management believes these non-GAAP measures may prove useful to investors who wish to consider the impact of certain items when comparing the Company’s financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance.

There are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on our reported financial results. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are adjusted to calculate our non-GAAP financial measures. Management compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in our public disclosures.

The presentation of additional information should not be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure and not to rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding the future financial performance of RPX as well as any statements regarding the Company’s strategic and operational plans. The Company’s actual results may differ materially from those predicted or implied in these forward-looking statements. Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the success of the Company’s insurance and discovery management businesses as well as other new initiatives, and the Company’s ability to attract new clients and retain existing clients. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements. More information about potential factors that could affect the Company’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual report on Form 10-K and its quarterly reports on Form 10-Q on file and available at the SEC’s website at www.sec.gov. The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

#     #     #
Contacts:

Investor Relations	Media Relations
JoAnn Horne	Jen Costa
Market Street Partners	RPX Corporation
+1 415-445-3233	+1 415-852-3180
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Revenue	$88,461	$68,212	$251,305	$219,050
Cost of revenue	50,830	37,639	147,566	109,383
Selling, general and administrative expenses	23,615	18,773	76,414	57,229
Gain on sale of patent assets, net	—	—	—	(592)
Operating income	14,016	11,800	27,325	53,030
Interest and other income (expense), net:
Interest income	162	195	348	515
Interest expense	(922)	—	(2,155)	—
Other income (expense), net	(490)	681	813	1,416
Total interest and other income (expense), net	(1,250)	876	(994)	1,931
Income before provision for income taxes	12,766	12,676	26,331	54,961
Provision for income taxes	4,651	4,842	9,829	21,066
Net income	$8,115	$7,834	$16,502	$33,895

Net income per share:
Basic	$0.16	$0.14	$0.32	$0.62
Diluted	$0.16	$0.14	$0.32	$0.61
Weighted-average shares used in computing net income per share:
Basic	49,713	54,800	50,932	54,491
Diluted	50,247	55,703	51,462	55,547

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$87,168	$94,983
Short-term investments	95,539	231,015
Restricted cash	371	701
Accounts receivable, net	34,326	13,905
Prepaid expenses and other current assets	25,789	12,643
Total current assets	243,193	353,247
Patent assets, net	206,624	254,560
Property and equipment, net	7,185	4,733
Intangible assets, net	59,683	1,801
Goodwill	156,347	19,978
Restricted cash, less current portion	965	727
Deferred tax assets	30,594	16,619
Other assets	8,865	6,896
Total assets	$713,456	$658,561

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,172	$959
Accrued liabilities	13,553	14,842
Deferred revenue	97,126	110,921
Deferred payment obligations	—	2,383
Current portion of long-term debt	5,849	—
Other current liabilities	1,798	467
Total current liabilities	120,498	129,572
Deferred revenue, less current portion	5,565	4,731
Deferred tax liabilities	4,412	—
Long-term debt	89,885	—
Other liabilities	8,613	7,779
Total liabilities	228,973	142,082
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	357,484	344,610
Retained earnings	137,865	172,115
Accumulated other comprehensive loss	(10,871)	(251)
Total stockholders’ equity	484,483	516,479
Total liabilities and stockholders’ equity	$713,456	$658,561

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2016	2015
Operating activities
Net income	$16,502	$33,895
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	129,312	107,026
Stock-based compensation	14,097	13,128
Excess tax benefit from stock-based compensation	(90)	(1,404)
Gain on sale of patent assets, net	—	(592)
Amortization of premium on investments	1,564	4,838
Deferred taxes	(5,975)	(376)
Unrealized foreign currency loss	2,006	—
Fair value adjustment on deferred payment obligations	(1,920)	(1,317)
Gain on extinguishment of deferred payment obligation	(463)	—
Realized loss on exchange of short-term investments	290	—
Other	902	—
Changes in assets and liabilities, net of business acquired:
Accounts receivable, net	(8,168)	14,117
Prepaid expenses and other assets	(11,177)	(9,790)
Accounts payable	(276)	718
Accrued and other liabilities	(3,742)	(2,833)
Deferred revenue	(13,063)	(18,878)
Net cash provided by operating activities	119,799	138,532
Investing activities
Purchases of investments	(62,955)	(205,393)
Maturities of investments	48,073	182,725
Sales of investments	145,925	—
Business acquisition, net of cash acquired	(228,453)	(425)
Decrease in restricted cash	427	297
Purchases of property and equipment	(3,004)	(1,617)
Acquisitions of patent assets	(71,021)	(84,068)
Proceeds from sale of patent assets	—	650
Acquisition of other assets	—	(2,500)
Net cash used in investing activities	(171,008)	(110,331)
Financing activities
Repayment of principal on deferred payment obligations	—	(935)
Proceeds from deferred payment obligations	—	6,270
Proceeds from issuance of term debt	100,000	—
Payments of debt issuance costs	(2,003)	—
Repayment of principal on term debt	(2,500)	—
Deferred acquisition payment	(1,320)	—
Proceeds from exercise of stock options	3,657	4,646
Taxes paid related to net-share settlements of restricted stock units	(3,135)	(3,670)
Excess tax benefit from stock-based compensation	90	1,404
Payments of capital leases	(352)	—
Repurchase of common stock	(50,752)	(9,367)
Net cash provided by (used in) financing activities	43,685	(1,652)
Foreign-currency effect on cash and cash equivalents	(291)	—
Net increase (decrease) in cash and cash equivalents	(7,815)	26,549
Cash and cash equivalents at beginning of period	94,983	78,019
Cash and cash equivalents at end of period	$87,168	$104,568

RPX Corporation
Reconciliation of GAAP to Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income	$8,115	$7,834	$16,502	$33,895
Stock-based compensation[1]	4,341	4,680	14,339	13,482
Amortization of acquired intangible assets[2]	2,457	432	7,209	1,294
Fair value adjustment on deferred payment obligations[3]	—	(612)	(1,920)	(1,317)
Gain on extinguishment of deferred payment obligations[3]	—	—	(463)	—
Realized loss on exchange of short-term investments[3]	—	—	188	—
Income tax adjustments[4]	(2,216)	(1,688)	(6,311)	(4,388)
Non-GAAP net income	$12,697	$10,646	$29,544	$42,966
Non-GAAP net income per share:
Basic	$0.26	$0.19	$0.58	$0.79
Diluted	$0.25	$0.19	$0.57	$0.77
Weighted-average shares used in computing non-GAAP net income per share:
Basic	49,713	54,800	50,932	54,491
Diluted	50,247	55,703	51,462	55,547

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Cost of revenue	$50,830	$37,639	$147,566	$109,383
Amortization of acquired intangible assets[2]	(548)	(50)	(1,592)	(150)
Non-GAAP cost of revenue	$50,282	$37,589	$145,974	$109,233

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Selling, general and administrative expenses	$23,615	$18,773	$76,414	$57,229
Stock-based compensation[1]	(4,341)	(4,680)	(14,339)	(13,482)
Amortization of acquired intangible assets[2]	(1,909)	(382)	(5,617)	(1,144)
Non-GAAP selling, general and administrative expenses	$17,365	$13,711	$56,458	$42,603

RPX Corporation
Reconciliation of GAAP to Non-GAAP Interest and Other Income (Expense), Net
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Interest and other income (expense), net	$(1,250)	$876	$(994)	$1,931
Fair value adjustment on deferred payment obligation[3]	—	(612)	(1,920)	(1,317)
Gain on extinguishment of deferred payment obligations[3]	—	—	(463)	—
Realized loss on exchange of short-term investments[3]	—	—	188	—
Non-GAAP interest and other income (expense), net	$(1,250)	$264	$(3,189)	$614

RPX Corporation
Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Less Net Patent Spend
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net income	$8,115	$7,834	$16,502	$33,895
Provision for income taxes	4,651	4,842	9,829	21,066
Interest and other (income) expense, net	1,250	(876)	994	(1,931)
Stock-based compensation[1]	4,341	4,680	14,339	13,482
Depreciation and amortization	43,725	37,038	129,312	107,026
Non-GAAP adjusted EBITDA[5]	62,082	53,518	170,976	173,538
Net patent spend	(34,800)	(36,176)	(71,934)	(110,312)
Non-GAAP adjusted EBITDA less net patent spend	$27,282	$17,342	$99,042	$63,226

RPX Corporation
Additional Metrics
(in thousands, except client data)
(unaudited)

	As of and for the Three Months Ended September 30,
Operating Metrics	2016	2015
Number of clients[7]	328	245
Net additions[7]	11	20
Gross patent spend	$98,380	$36,416
Net patent spend	$34,800	$36,176

	As of and for the Three Months Ended September 30,
Financial Metrics	2016	2015
Subscription revenue[6]	$62,414	$68,177
Discovery revenue	17,987	—
Fee-related revenue	8,060	35
Total revenue	$88,461	$68,212
Cash, cash equivalents and short-term investments	$182,707	$368,021
Deferred revenue, current and non-current	$102,691	$117,431

[1]	RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.

[2]	RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.

[3]
RPX excludes fair value adjustments and gains on extinguishment related to its deferred payment obligations and realized losses on exchanges of short-term investments from its non-GAAP financial measures.

[4]	Amount reflects income taxes associated with the above noted non-GAAP exclusions.

[5]
RPX calculates non-GAAP adjusted EBITDA as GAAP earnings before other income or expenses, net, taxes, depreciation, amortization, and stock-based compensation expenses (inclusive of related employer payroll taxes).

[6]
Subscription revenue is comprised of revenue generated from membership subscription services, premiums earned, net of ceding commissions, from insurance policies, and management fees related to its insurance business.

[7] Represents clients receiving RPX's patent risk management services only; does not include RPX's discovery services clients.